EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss. 1350, I, Richard Armstrong, hereby certify that, to the best of my knowledge, the Quarterly Report of Strong Technical Inc. on Form 10-QSB for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Strong Technical Inc.



Date: February 22, 2005

/s/ Richard Armstrong
    ---------------------------
    Richard Armstrong,
    Chief Executive Officer
    and Chief Financial Officer